Exhibit 99.1

FOR IMMEDIATE RELEASE

For more information, contact:

Sandor Grosz

Chief Financial Officer

Technology Solutions Company

312-228-4500

Sandor_Grosz@techsol.com

Technology Solutions Company Completes Acquisition of Charter Consulting

CHICAGO, March 15, 2006 — Technology Solutions Company (Nasdaq: TSCC), a leading consulting firm delivering specialized technology-enabled business solutions, today announced the completion of its acquisition of the management consulting business of Charter Consulting, Inc., a privately-held firm based in Chicago. Under the terms of the asset purchase agreement, Technology Solutions Company (TSC) acquired the consulting assets of Charter Consulting, Inc. for a total consideration of $3.8 million consisting of a combination of cash and Technology Solutions Company common stock as well as the assumption of certain liabilities. In addition, TSC agreed to make an additional contingent payment to Charter if certain first year revenue and operating profit targets are met.

Originally announced March 1, the acquisition of Charter positions TSC to provide enhanced consulting value on strategic customer demand generation and operational effectiveness. Charter, founded in 1997, is focused on helping its clients grow profitably. The firm leverages a fact-based understanding of its clients’ markets and customers to develop and implement operational strategies that result in quantifiable performance improvements.

“The completion of this acquisition represents a significant step for TSC in our strategy to provide measurable, differentiated business value to clients,” said Carl F. Dill, Jr., chairman and acting CEO of TSC. “Today, we significantly increased the depth and breadth of our service offerings while strengthening our management team. We are now squarely focused on quickly seizing the attractive opportunities this transaction has created for us. We are looking forward to delivering on the promise of this acquisition and to building value for our shareholders.”

To induce certain senior employees of Charter to accept employment with TSC following the closing, the Compensation Committee of the TSC Board of Directors has approved inducement stock option awards, in the aggregate, of 170,000 shares of common stock to six former Charter employees. These inducement stock option awards will be granted in early April, subject to the commencement of employment of those individuals. All of the inducement options to be granted by TSC will have an exercise price equal to the closing price on NASDAQ on the date of the issuance and, subject to standard provisions for termination, forfeiture and acceleration, will generally be exercisable for 10 years from the date of grant. These inducement options will be exercisable as to one-third of the shares after twelve months from date of grant and on the last day of each calendar month for 24 months thereafter with respect to an additional 1/36th of the number of shares subject to option.

About Technology Solutions Company
Technology Solutions Company (TSC) is a leading consulting firm delivering specialized technology-enabled business solutions. TSC provides targeted solutions in enterprise applications for PeopleSoft and SAP, customer experience management and digital healthcare. We focus on industries that have a strategic need for these solutions, primarily manufacturing, healthcare and financial services. Through this specialization, TSC can promise its clients A-Team resources – seasoned, collaborative and business-benefit driven. Since 1988 TSC teams have delivered thousands of IT strategy, planning and implementation solutions to Fortune 1000 companies throughout North America. For more information, please visit http://www.techsol.com.

About Charter Consulting, Inc.
Charter Consulting, Inc. is a leading business management consulting firm that was founded in 1997 to provide clients with quantifiable improvements in their performance. The firm is focused on helping clients grow profitably by leveraging a fact-based understanding of their markets and customers to develop and implement customer-driven strategies. We help maximize enterprise value by aligning the organization, processes, and strategies to meet the needs of the customer. For more information, visit www.charterconsult.com or call (312) 373-1300.

CERTAIN FORWARD-LOOKING STATEMENTS AND FACTORS THAT MAY AFFECT FUTURE RESULTS
This press release contains or may contain certain forward-looking statements concerning the Company’s financial position, results of operations, cash flows, business strategy, budgets, projected costs and plans and objectives of management for future operations, as well as other statements. Forward-looking statements may be preceded by, followed by or include the words “may,” “will,” “should,” “could”,” would,” “potential,” “possible,” “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “hope,” “project,” and other similar expressions. These forward-looking statements involve significant risks and uncertainties. Although the Company believes that the expectations reflected in such forward-looking statements are based on reasonable assumptions, readers are cautioned that no assurance can be given that such expectations will prove correct and that actual results and developments may differ materially from those conveyed in such forward-looking statements. The company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 for all forward-looking statements. Factors which could cause actual financial and other results to differ materially from any results that the Company might project, forecast, estimate or budget in the forward-looking statements in this press release include, but are not limited to, the Company’s ability to successfully integrate the Charter business with the rest of our business, the Company’s ability to retain the Charter employees, the Company’s ability to successfully leverage the business and clients of Charter, the Company’s ability to realize cost synergies from the acquisition, the Company’s ability to successfully introduce new service offerings, the Company’s ability to manage the pace of technological change including its ability to refine and add to its service offerings to adapt to technological changes, the Company’s ability to manage the current downturn in its business and in its industry and changes in the economy, the Company’s ability to manage its current decreased revenue levels, the Company’s ability to attract new business and increase revenues, the Company’s ability to attract and retain employees, the limited level of options available for grants to attract new employees and to retain existing employees, the Company’s ability to accommodate a changing business environment, general business and economic conditions in the Company’s operating regions, market conditions and competitive factors, the Company’s dependence on a limited number of clients and the potential loss of significant clients, the Company’s ability to continue to attract new clients and sell additional work to existing clients, and the Company’s ability to manage costs and headcount relative to expected revenues, all as more fully described herein and in the Company’s periodic reports filed with the Securities and Exchange Commission from time to time. Forward-looking statements are not guarantees of performance. Forward-looking statements speak only as of the date on which they are made and, except as may be otherwise required by law, the Company does not undertake any obligation to update any forward-looking statement to reflect subsequent events or circumstances. If the Company does update or correct one or more forward-looking statements, readers, investors and others should not conclude that the Company would make additional updates or corrections with respect thereto or with respect to other forward-looking statements. The outcomes expressed or implied in these forward-looking statements could be affected by many important factors. Actual results may vary materially.

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